BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated September 23, 2022 to the Summary Prospectuses and Prospectuses

of the Fund, each dated April 29, 2022, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The second paragraph of the section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Managed Income Fund — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Managed Income Fund — Principal Investment Strategies of the Fund” and the second paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies,” as applicable, are deleted in their entirety and replaced with the following:

With respect to the Fund’s fixed-income investments, the Fund may invest in fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities (such as collateralized debt obligations, including collateralized loan obligations), municipal securities, preferred securities, pass-through securities, U.S. Treasuries and agency securities, and securities issued or guaranteed by foreign governments, their agencies or instrumentalities, and floating rate securities (such as bank loans). The Fund may also invest in non-investment grade bonds (high yield, junk bonds or distressed securities), non-investment grade bank loans, non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund may invest in fixed-income securities of both U.S. and non-U.S. issuers, including emerging market issuers, without limit.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Other Strategies — Collateralized Debt Obligations” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

ALLPRO-MIF-0922SUP